                                                                 EXHIBIT 10.17.4

                                                                [EXECUTION COPY]

                               AMENDMENT NO. 4 TO
                          WAREHOUSE LOAN AGREEMENT AND
                                RELATED DOCUMENTS

       AMENDMENT NO. 4 TO WAREHOUSE LOAN AGREEMENT AND RELATED DOCUMENTS, dated as of October 22, 2003 (this "Amendment"), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the "Manager"), TRINITY RAIL LEASING TRUST II, a Delaware statutory trust (the "Borrower"), each Lender party to the Agreement referenced below, and CREDIT SUISSE FIRST BOSTON, NEW YORK BRANCH, as Agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined herein have the meaning set forth in the Agreement referred to below.

                                    RECITALS:

      WHEREAS, (i) the Manager, the Borrower, the Lenders and the Agent are parties to that certain Warehouse Loan Agreement dated as of June 27, 2002 (as heretofore amended, the "Agreement"), and (ii) the Manager and Borrower are parties to that certain Operation, Maintenance, Servicing and Remarketing Agreement, dated as of June 27, 2002 (as heretofore amended, the "Management Agreement"); and

      WHEREAS, the parties hereto desire to amend the Agreement and the Management Agreement as hereinafter set forth.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                   I. AMENDMENTS TO WAREHOUSE LOAN AGREEMENT:

1. The following definition is hereby added to Section 1.01 of the Agreement in the appropriate alphabetical sequence:

            "'Industry' means any industry listed in column I of Schedule A hereto."

            "'Industry Concentration Percentage' means, with respect to an Industry Group, the percentages listed in columns II, III and IV of Schedule A hereto that correspond to the Industry of such Industry Group."

            "'Industry Group' means all Lessees whose primary business is in a particular Industry (as certified by the Borrower and the Manager in each Borrowing Base Certificate)."

            "'LRTA Multiplier' means, for each Calculation Date designated on Schedule B hereto, the number designated as the "LRTA Multiplier" for each such Calculation Date."

            "'Specialty Railcar' means a Railcar with a non-standard design and specification which is produced in a limited production run and whose application is limited to a small number of end-users."

2. The definition of "Borrowing Base Certificate" contained in Section 1.01 of the Agreement is hereby amended by (i) deleting the parenthetical "(or of the Manager on behalf of the Borrower)" and replacing it with the words "and the Manager" and (ii) inserting the phrase "and such other information required thereby" at the end of such definition.

3. The definition of "Termination Date" contained in Section 1.01 of the Agreement is hereby amended by deleting the date "June 27, 2025" occurring therein and by inserting in its place the date "August 27, 2028".

4. The definition of "Eligible Railcar" contained in Section 1.01 of the Agreement is hereby amended by (i) deleting the word "and" at the end of clause
(iii) thereof, (ii) deleting the period at the end of clause (iv) thereof and inserting in its place "; and", and (iii) inserting the following clause (v) at the end of such definition:

      (v) other than a Railcar that is leased to a Lessee organized under the laws of, or having its principal place of business in, Mexico or a subdivision thereof.

5. The definition of "Excluded Assets Amount" contained in Section 1.01 of the Agreement is hereby amended by deleting clause (vii) thereof and inserting in its place the word "[RESERVED]".

6. The definition of "Excluded Assets Amount" contained in Section 1.01 of the Agreement is hereby further amended by inserting the following clauses (ix),
(x), (xi), (xii), (xiii) and (xiv) after clause (viii) thereof and by re-numbering the remaining clauses:

      "(ix) the amount by which (x) the product of the Advance Rate times the Aggregate FMV of all (A) 70-ton boxcars and (B) steel coal cars exceeds (y) 3% of the product of the Advance Rate times the Aggregate FMV of all Eligible Railcars; plus

      (x) the amount by which (x) the product of the Advance Rate times the Aggregate FMV of all Specialty Railcars exceeds (y) 5% of the product of the Advance Rate times the Aggregate FMV of all Eligible Railcars; plus

      (xi) the amount by which (x) the product of the Advance Rate times the Aggregate FMV of all covered hopper cars with a gross rail load of 263,000 lbs. or less exceeds (y) 10% of the product of the Advance Rate times the Aggregate FMV of all Eligible Railcars; plus

      (xii) the amount by which (x) the Aggregate FMV of all Railcars that are leased to all Lessees in any Industry Group exceeds (y) an amount equal to the product of the Industry Concentration Percentage set forth in column II of Schedule A hereto for such Industry Group times the Commitment Amount (provided that, to the extent that a positive amount is calculated for an Industry Group in this clause (xii) and/or clause (xiii) below and/or clause (xiv) below, then the highest of such amounts shall be deemed an "Excluded Amount" and the other amounts (if any) shall be disregarded); plus

      (xiii) the amount by which (x) the Aggregate FMV of all tanker Railcars that are leased to all Lessees in any Industry Group exceeds (y) an amount equal to the product of the Industry Concentration Percentage, if any, set forth in column III of Schedule A hereto for such Industry

Group times the Commitment Amount (provided that, to the extent that a positive amount is calculated for an Industry Group in this clause (xiii) and/or clause
(xii) above and/or clause (xiv) below, then the highest of such amounts shall be deemed an "Excluded Amount" and the other amounts (if any) shall be disregarded); plus

      (xiv) the amount by which (x) the Aggregate FMV of all freight Railcars that are leased to all Lessees in any Industry Group exceeds (y) an amount equal to the product of the Industry Concentration Percentage, if any, set forth in column IV of Schedule A hereto for such Industry Group times the Commitment Amount (provided that, to the extent that a positive amount is calculated for an Industry Group in this clause (xiv) and/or clause (xii) above and/or clause
(xiii) above, then the highest of such amounts shall be deemed an "Excluded Amount" and the other amounts (if any) shall be disregarded); plus"

7. The definition of "Funding Package" contained in Section 1.01 of the Agreement is hereby amended by inserting the words ", and the Industry of such Lessee" at the end of clause (iv)(C) thereof.

8.    The definition of "Liquidity Reserve Target Amount" contained in Section
1.01 of the Agreement is hereby amended by deleting the word "six" occurring therein and by inserting in its place the word "the LRTA Multiplier then in effect".

9. Section 2.07(c)(i) clause seventh of the Agreement is hereby amended by inserting the parenthetical "(as determined for the November 15, 2003 Settlement
Date)" immediately after the occurrence of the words "Liquidity Reserve Target Amount".

10. Section 2.07(c)(i) of the Agreement is hereby amended by (i) inserting the following clause "eleventh" immediately after clause "tenth" therein and (ii) re-numbering the remaining clauses sequentially:

      eleventh, deposit to the Liquidity Reserve Account the positive difference (if any) between (x) the Liquidity Reserve Target Amount and (y) the balance of the Liquidity Reserve Account, in each case as determined on the immediately preceding Calculation Date (but after giving effect to deposits made on the same date pursuant to clause seventh of this Section 2.07(c)(i));

11. Section 2.07 of the Agreement is hereby amended by inserting the following clause (d) immediately after clause (c) thereof:

            (d) Release of Amounts from Liquidity Reserve Account. On any Settlement Date during the Availability Period, if there exists in the Liquidity Reserve Account any amount in excess of the Liquidity Reserve Target Amount (after giving effect to all other payments to be made on such Settlement Date and as calculated on the Calculation Date immediately preceding such Settlement Date), and upon written certification by the Manager and Borrower that no Default or Manager Default has occurred and is continuing, the Agent shall be deemed to have released such excess amount from the Liquidity Reserve Account and such excess amount shall be applied by the Depositary in accordance with Section 2.07(c).

12. Section 2.08(d)(ii) of the Agreement is hereby amended by deleting the reference to "clause (c)(i)" and inserting in its place "clause (d)(i)".

13. Section 2.08(d)(v) of the Agreement is hereby amended by deleting each of the references to "Section 2.08(c)" and inserting in each place "Section 2.08(d)".

14. Section 2.13 of the Agreement is hereby amended in its entirety to read as follows:

      "SECTION 2.13 ADJUSTMENTS TO ADVANCE RATE AND BORROWING BASE. The percentage included in the definition of "Advance Rate" may be changed in accordance with the parameters set forth in such definition by agreement of all of the Lenders and, in the case of any increase in such percentage, subject to confirmation by each of Moody's and S&P that such increase will not cause either of such rating agencies to reduce or withdraw its rating of the Notes. The Agent shall give the Borrower, the Lenders, Moody's and S&P prior notice of any change in such percentage. Any change in any such percentage shall take effect on the next succeeding Settlement Date."

15.   Article II of the Agreement is hereby amended by inserting the following
Section 2.14 at the end thereof:

      "SECTION 2.14 INTEREST RATE RISK MANAGEMENT. The Borrower will (i) at six month intervals beginning in June 2004, consult with the Agent, Moody's and S&P concerning an appropriate interest rate risk management strategy for the Borrower, and (ii) within 10 Business Days following the last day of the Availability Period (if the Availability Period is not extended), consult with the Agent, the Required Lenders, Moody's and S&P as to whether an interest rate hedge, cap or similar rate risk protection agreement is necessary, and if such consultation results in the conclusion that a rate protection agreement is necessary, the Borrower will as soon as reasonably feasible, using funds available under clause fifth of
      Section 2.07(c)(ii), procure an interest rate cap or other interest rate risk hedging agreement providing rate protection for a term or period consistent with the anticipated principal amortization and otherwise in form and substance reasonably satisfactory to the Borrower, the Agent, the Required Lenders, Moody's and S&P."

16.   Article VI of the Agreement is hereby amended by inserting the following
Section 6.17 at the end thereof:

            "SECTION 6.17 COLLATERAL DEFICIENCY. If any Collateral Deficiency exists on the November 15, 2003 Settlement Date after giving effect to the payments made on such Settlement Date pursuant to Section 2.07(c), the Borrower shall, on such November 15, 2003 Settlement Date either (A) pay the amount of such Collateral Deficiency together with accrued interest thereon and the amount, if any, owed to each Lender pursuant to Section
      3.04 hereof to the Collection Account, and on the following Settlement Date, or at the sole discretion of the Agent upon receipt, such payment shall be applied by the Agent in accordance with the then applicable provisions of Section 2.07(c) or (B) pledge additional Eligible Railcars and/or Eligible Leases approved by the Agent in its sole discretion pursuant to Section 2.02 and/or other collateral acceptable to the Agent so that such Collateral Deficiency no longer exists."

17.   Article VI of the Agreement is hereby amended by inserting the following
Section 6.18 at the end thereof:

            "SECTION 6.18 LIQUIDITY RESERVE ACCOUNT FUNDING. The Borrower shall, on or prior to the November 15, 2003 Settlement Date, deposit or cause to be deposited in the Collection Account an amount sufficient for the balance of the Liquidity Reserve Account as calculated on the Calculation Date immediately preceding such Settlement Date to equal the Liquidity Reserve Target Amount designated for such Calculation Date."

18. Section 9.01(b) of the Agreement is hereby amended by deleting the reference to "clause (x)" therein and inserting in its place "clause (xvi)".

19. Section 9.01(d)(i) of the Agreement is hereby amended by inserting "6.17, 6.18" immediately following the occurrence of "6.16" therein.

20. Section 9.01(f)(i) of the Agreement is hereby deleted in its entirely and the word "[RESERVED]" is substituted therefor.

21. Exhibit A-6 of the Agreement is hereby amended in its entirety to read as Exhibit A-6 hereto.

22. The Agreement is hereby amended by inserting a "Schedule A" and a "Schedule B" thereto identical to Schedules A and B hereto, and by making appropriate revisions to the Table of Contents reflecting such insertions.

             II. AMENDMENT TO OPERATION, MAINTENANCE, SERVICING AND
                              REMARKETING AGREEMENT

1. The following definition is hereby added to Article I of the Management Agreement in the appropriate alphabetical sequence:

      "Back-up Manager" shall have the meaning set forth in Section 8.06.

2. The definition of "Reimbursable Amount" contained in Article 1 of the Management Agreement is amended by deleting the reference to "Section 5.02" and inserting in its place "Section 5.01".

3. Section 8.02 of the Management Agreement is hereby amended by inserting the following clause (j) immediately after clause (i) therein and by re-lettering the remaining clauses:

                  "(j) Trinity or the Manager (i) fails to make payment when due
            (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), regardless of amount, in respect of any Debt or Guaranty Obligation (in either case, other than in respect of the Derivatives Agreements) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000, (ii) fails to perform or observe any other condition or covenant, or any other event shall occur or condition shall exist, under any agreement or instrument relating to any such Debt or Guaranty Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Debt or Guaranty Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Debt to be declared to be due and payable prior to its stated maturity, or such Guaranty Obligation to become payable, or cash collateral in respect thereof to be demanded or (iii) shall be required by the terms of such Debt or Guaranty Obligation to offer to prepay or repurchase such Debt or the primary Debt underlying such Guaranty Obligation (or any portion thereof) prior to the stated maturity thereof; or"

4. Article VIII of the Management Agreement is hereby amended by inserting the following "Section 8.06" immediately after "Section 8.05" therein:

      Section 8.06. Back-up Manager. In the event that the senior unsecured and uncredit enhanced long term debt rating of Trinity shall be downgraded below "Ba2" by Moody's or below "BB" by S&P, the Company and the Manager shall, as soon as reasonably practicable, and in any event within 6 months of such downgrade, appoint a back-up Manager (the "Back-up Manager") which is reasonably acceptable to all of the Lenders, the Agent, Moody's and S&P, which Back-up Manager shall otherwise meet the criteria applicable to a Successor Manager set forth in Section 8.04. Any Back-up Manager shall execute and deliver to the Company and to the Manager an instrument accepting such appointment on terms and conditions approved by Moody's and the Agent, including customary confidentiality provisions in favor of the Manager and the Company. Upon the occurrence of a Manager Event of Default and the termination of the management term as provided in Section 8.03(a), the Back-up Manager shall be the Successor Manager and shall become vested with all the rights, powers, duties and trusts of the predecessor Manager hereunder with the like effect as if originally named the Manager herein.

                                     WAIVER:

1. Waiver. Each of the Lenders and the Agent hereby agree to waive, solely for the period from the date on which this Amendment becomes effective through November 15, 2003, the condition required by Section 4.02(d) of the Agreement.

                                 MISCELLANEOUS:

1. Effectiveness. This Amendment becomes effective on the date on which the Agent has received (i) executed signature pages of each party to this Amendment (including each Lender), and (ii) a bring down letter of Winston & Strawn LLP, in form satisfactory to the Agent, dated the date hereof, with respect to the "true sale" opinion of Winston & Strawn LLP which was previously delivered in connection with the Agreement.

2. Representations and Warranties. The Manager and the Borrower each represent and warrant that its respective representations and warranties contained in Article V of the Agreement and Article X of the Management Agreement, as applicable, are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

3. Effect of Amendment. All provisions of the Agreement and the Management Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement or the Management Agreement (or in any other Transaction Document) to the Agreement or the Management Agreement, as applicable, shall be deemed to be references to the Agreement or the Management Agreement as amended hereby.

4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

6. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement, the Management Agreement or any provision hereof or thereof.

                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                         TRINITY INDUSTRIES LEASING
                                         COMPANY

                                         By: /s/ Eric Marchetto
                                             ----------------------------------
                                             Name:
                                             Title:

                                         TRINITY RAIL LEASING TRUST II

                                         By: /s/ Eric Marchetto
                                             ----------------------------------
                                             Name:
                                             Title:

                                         CREDIT SUISSE FIRST BOSTON,
                                         NEW YORK BRANCH
                                           as Agent and as a Committed Lender

                                         By: __________________________________
                                             Name:
                                             Title:

                                         By: __________________________________
                                             Name:
                                             Title:

      IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

                                         TRINITY INDUSTRIES LEASING
                                         COMPANY

                                         By:___________________________________
                                            Name:
                                            Title:

                                         TRINITY RAIL LEASING TRUST II

                                         By:___________________________________
                                            Name:
                                            Title:

                                         CREDIT SUISSE FIRST BOSTON,
                                         NEW YORK BRANCH
                                           as Agent and as a Committed Lender

                                         By: /s/ Mark Golombeck
                                             -----------------------------------
                                             Name:  Mark Golombeck
                                             Title: Vice President

                                         By: /s/ Alberto Zonca
                                             -----------------------------------
                                             Name:  ALBERTO ZONCA
                                             Title: VICE PRESIDENT

                                         GRAMERCY CAPITAL CORPORATION, as a
                                         Conduit Lender

                                         By: /s/ Mark Lengel
                                             -----------------------------------
                                             Name:  MARK LENGEL
                                             Title: DIRECTOR

                                         By: /s/ Joseph Soave
                                             -----------------------------------
                                             Name:  Joseph Soave
                                             Title: Vice President

                                         GREENWICH FUNDING CORPORATION, as
                                         a Conduit Lender

                                         By: /s/ Mark Lengel
                                             -----------------------------------
                                             Name:  MARK LENGEL
                                             Title: DIRECTOR

                                         By: /s/ Joseph Soave
                                             -----------------------------------
                                             Name:  Joseph Soave
                                             Title: Vice President

                                         ALPINE SECURITIZATION CORP., as a
                                         Conduit Lender

                                         By: /s/ Mark Lengel
                                             -----------------------------------
                                             Name:  MARK LENGEL
                                             Title: DIRECTOR

                                         By: /s/ Joseph Soave
                                             -----------------------------------
                                             Name:  Joseph Soave
                                             Title: Vice President

                                         DRESDNER BANK AG, NEW YORK
                                         BRANCH, as a Committed Lender

                                         By: /s/ Timothy C. Madigan
                                             -----------------------------------
                                             Name:  Timothy C. Madigan
                                             Title: Director

                                         By: /s/ David Taylor
                                             -----------------------------------
                                             Name:  David Taylor
                                             Title: Associate

                                         BEETHOVEN FUNDING CORPORATION, as
                                         a Conduit Lender

                                         By:___________________________________
                                            Name:
                                            Title:

                                         DRESDNER BANK AG, NEW YORK
                                         BRANCH, as a Committed Lender

                                         By:___________________________________
                                            Name:
                                            Title:

                                         By:___________________________________
                                            Name:
                                            Title:

                                         BEETHOVEN FUNDING CORPORATION, as
                                         a Conduit Lender

                                         By: /s/ Kevin P. Burns
                                             -----------------------------------
                                             Name:  Kevin P. Burns
                                             Title: Vice President

                                                                      Schedule A

                          Industry Concentration Chart

                          II          III          IV
         I             All Types     Tanker     Freight
     Industry         of Railcars   Railcars    Railcars
-------------------   -----------   --------    --------
Agriculture               25%          25%         15%
Automotive                15%
Chemical                  30%*         30%*
  (non-petrochemical)
Coal                      25%
Lumber                    15%
Mining and Mineral        15%
Paper and Packaging       15%
Petrochemical             30%*         30%*        15%
Steel                     15%
Transportation/           15%
  Intermodal

      * At any time when the aggregate outstanding principal amount of the Loans (including any Loans to be made on the date of calculation) is less than 50% of the Committed Amount, the percentages marked with an asterisk (*) shall be deemed to be 20%.

                                                                      Schedule B

                                 LRTA Multiplier

LRTA MULTIPLIER          CALCULATION DATE PRECEDING:
---------------      -----------------------------------
      12                  11/15/03 Settlement Date
      13                  12/15/03 Settlement Date
      14                  01/15/04 Settlement Date
      15                  02/15/04 Settlement Date
      16                  03/15/04 Settlement Date
      17                  04/15/04 Settlement Date
      18                  05/15/04 Settlement Date
      19                  06/15/04 Settlement Date
      20                  07/15/04 Settlement Date
      21                  08/15/04 Settlement Date
      22                  09/15/04 Settlement Date
      23                  10/15/04 Settlement Date
      24                  11/15/04 Settlement Date,
                     and each Settlement Date thereafter